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                                                                 EXHIBIT 10.22.5



                                PLEDGE AGREEMENT

         This Pledge Agreement dated as of November 29, 2000 ("Pledge Agreement") is between Probex Corp., a Delaware corporation ("Pledgor"), and Wilmington Trust Company, as collateral agent for the Noteholders (collectively, the "Secured Party").


                                  INTRODUCTION

         A. Probex Fluids Recovery, Inc., a Delaware corporation (the "Company") has entered into a Note Purchase Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time the "Note Purchase Agreement") with the noteholders party thereto (together with their successors and assigns and any holder of the 7% Senior Secured Convertible Notes, due November 28, 2004, issued thereunder (the "Notes") collectively referred to herein as the "Noteholders").

         B. The Pledgor has entered into a Guaranty Agreement of even date herewith (as such document may be amended, modified, supplemented or restated from time to time) (the "Guaranty Agreement"), pursuant to which the Pledgor guaranteed the indebtedness and all other obligations of the Company owing to the Noteholders under the Notes and the Note Purchase Agreement.

         C. The Company, the Noteholders, the Pledgor, and the collateral agent, have entered into an Intercreditor and Collateral Agency Agreement of even date herewith (the "Intercreditor Agreement") (1) to establish the relative rights of the Noteholders with respect to payment of their respective obligations owed by the Company and the Pledgor, (2) to agree as to the exercise of certain remedies with respect to the Collateral (as defined in the Intercreditor Agreement), (3) to appoint Wilmington Trust Company as collateral agent for the benefit of the Noteholders for the purposes of administering the Collateral Documents (as defined in the Intercreditor Agreement) and apportioning payments among the Noteholders, and (4) for other purposes as set forth therein.

         D. It is a condition precedent to the effectiveness of the Note Purchase Agreement that the Pledgor shall secure its obligations under the Notes, the Note Purchase Agreement, the Guaranty Agreement, the Collateral Documents and any other Financing Documents (in each case, as such terms are defined in the Intercreditor Agreement) by entering into this Pledge Agreement.

         Therefore, the Pledgor hereby agrees with the Secured Party on behalf of and for the benefit of the Noteholders as follows:


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SECTION 1. Definitions. Any terms used in this Pledge Agreement that are defined in the Uniform Commercial Code as in effect in the State of Texas ("UCC") shall have the meaning assigned to those terms by the UCC, whether specified elsewhere in this Pledge Agreement or not.

SECTION 2. Pledge.

         2.1. Grant of Pledge. Pledgor hereby grants to the Secured Party on behalf of and for the ratable benefit of the Noteholders a first priority security interest in the Pledged Collateral (as defined in Section 2.2 below) to secure the performance and payment of (a) all obligations and all amounts due and payable by the Company now and hereafter existing under the Note Purchase Agreement, the Notes and the Collateral Documents (as defined in the Intercreditor Agreement) whether for principal, interest, premiums, fees, expenses, indemnifications or otherwise and (b) all obligations of the Pledgor now or hereafter existing under the Guaranty Agreement, the Collateral Documents (as defined in the Intercreditor Agreement) and this Pledge Agreement, whether for principal, interest, premiums, fees, expenses, indemnifications or otherwise (all such obligations described in the foregoing clauses (a) through (b) being collectively referred to herein as the "Secured Obligations").

         2.2. Pledged Collateral. "Pledged Collateral" shall mean all of Pledgor's right, title, and interest in the following, whether now owned or hereafter acquired:

                  (a) the shares of stock and other equity interests and other securities of Pledgor listed in the attached Schedule 2.2(a) (the "Initial Pledged Shares"), the certificates representing the Initial Pledged Shares, and all dividends, cash, instruments, and other property from time-to-time received, receivable or otherwise distributed in respect of or in substitution, replacement or exchange for any of the Initial Pledged Shares;

                  (b) all additional shares of stock and other securities of any issuer of the Initial Pledged Shares from time to time acquired by the Pledgor in any manner (together with the "Initial Pledged Shares", the "Pledged Shares"), and the certificates representing such additional shares or such securities, and all dividends, cash, instruments and other property from time-to-time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or such securities; and

                  (c) all Proceeds (as defined in UCC) from the Pledged Collateral described in paragraphs (a) and (b) of this Section 2.2.

         2.3. Delivery of Pledged Collateral. All certificates or Instruments (as defined in the UCC) representing the Pledged Collateral shall be delivered to the Secured Party and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Secured Party or any of its nominees any of the Pledged Collateral, subject to the


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rights specified in Section 2.4. In addition, the Secured Party shall have the right at any time to exchange the certificates or instruments representing the Pledged Collateral for certificates or instruments of smaller or larger denominations.

         2.4. Rights Retained by Pledgor. Notwithstanding the pledge in Section 2.1, so long as no Event of Default shall have occurred under the Note Purchase Agreement (collectively, an "Event of Default") and be continuing:

                  (a) and, if an Event of Default shall have occurred and be continuing, until such time thereafter as such voting and other consensual rights have been terminated pursuant to Section 5 hereof, the Pledgor shall be entitled to exercise any voting and other consensual rights pertaining to the Pledged Shares for any purpose not inconsistent with the terms of this Pledge Agreement or the Note Purchase Agreement; provided, however, that the Pledgor shall not exercise or shall refrain from exercising any such right if such action would or could reasonably be expected to have a materially adverse effect on the value of the Pledged Collateral or any part thereof;

                  (b) except as may otherwise be provided in the Note Purchase Agreement, the Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Shares; provided, however, that any and all (i) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Shares, and (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, shall be, and shall be delivered to the Secured Party to hold as, Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Secured Party and the other Noteholders, be segregated from the other property or funds of the Pledgor, and be delivered to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement or assignment); and

                  (c) at and after such time as voting and other consensual rights have been terminated pursuant to Section 5 hereof, the Pledgor shall execute and deliver (or cause to be executed and delivered) to the Secured Party all proxies and other instruments as the Secured Party may reasonably request to
(i) enable the Secured Party to exercise the voting and other rights which the Pledgor is entitled to exercise pursuant to paragraph (a) of this Section 2.4, and (ii) to receive the dividends or other distributions and proceeds of sale of the Pledged Shares which the Pledgor is authorized to receive and retain pursuant to paragraph (b) of this Section 2.4.

SECTION 3. Pledgor's Representations and Warranties. The Pledgor represents and warrants as follows:

                  (a) The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable.


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                  (b) The Pledgor is the legal and beneficial owner of the
Pledged Collateral free and clear of any Lien or option, except for (i) the security interest created by this Pledge Agreement and (ii) Liens permitted by the Note Purchase Agreement, and the Pledgor has not sold, granted any option with respect to, assigned, transferred or otherwise disposed of any interest in or to the Pledged Collateral.

                  (c) The security interest in the Pledged Collateral created pursuant to this Pledge Agreement creates a valid, binding, and first priority security interest in the Pledged Collateral, securing the payment, performance and observance of the Secured Obligations, and such security interest will be a perfected first priority security interest upon the receipt of possession by the Secured Party of the Pledged Shares.

                  (d) No consent of any other Person and no authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or regulatory body, that has not occurred, is required either (i) for the pledge by the Pledgor of the Pledged Collateral pursuant to this Pledge Agreement or for the execution, delivery, or performance (other than authorizations, approvals or actions required in the performance of its business generally and which it expects to obtain in the ordinary course of its business) of this Pledge Agreement by the Pledgor (except to the extent that financing statements may be required under the UCC to be filed in order to maintain a perfected security interest in the Pledged Collateral) or (ii) for the exercise by the Secured Party of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Pledged Collateral pursuant to this Pledge Agreement (except as may be required by the Intercreditor Agreement or in connection with such disposition by laws affecting the offering and sale of securities generally).

                  (e) The Pledged Shares constitute 100% of the issued and outstanding shares of capital stock of the Company.

SECTION 4. Pledgor's Covenants.

         4.1. Further Assurances. The Pledgor agrees that at any time and from time-to-time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary and that the Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

         4.2. Transfer, Other Liens, and Additional Shares. The Pledgor agrees that it will not (a) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral or (b) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Pledge Agreement and Liens permitted by the Note Purchase Agreement. The Pledgor agrees that it will (a) cause each issuer of the Pledged Shares not to issue any capital stock or other equity securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Pledgor and (b) pledge hereunder, immediately upon its




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acquisition (directly or indirectly) thereof, all additional shares of capital stock or other equity securities of the issuer of the Pledged Shares.

SECTION 5. Remedies upon Default. If any Event of Default shall have occurred under the Note Purchase Agreement (collectively, an "Event of Default") and remain uncured and subject to the terms of the Intercreditor Agreement:

         5.1. UCC Remedies. To the extent permitted by law, the Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for in this Pledge Agreement or otherwise available to it, all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Pledged Collateral).

         5.2. Dividends and Other Rights.

                  (a) All rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to
Section 2.4(a) may be exercised by the Secured Party if Secured Party so elects and gives notice of such election to the Pledgor and all rights of the Pledgor to receive the dividends and other distributions on or in respect of the Pledged Shares and the proceeds of sale of the Pledged Shares shall cease.

                  (b) All dividends and other distributions on or in respect of the Pledged Shares and the proceeds of sale of the Pledged Shares which are received by the Pledgor shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Pledgor, and shall be promptly paid over to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

         5.3. Sale of Pledged Collateral. The Secured Party may upon ten business days prior written notice to the Pledgor sell all or part of the Pledged Collateral at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit, or for future delivery, and upon such other terms as are commercially reasonable. The Secured Party shall not be obligated to make any sale of the Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time-to-time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         5.4. Exempt Sale. If, in the opinion of the Secured Party, there is any question that a public or semi-public sale or distribution of any Pledged Collateral will violate any state or federal securities law, Secured Party in its discretion (a) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (b) may sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, as amended, and no sale so made in good faith by Secured Party shall be deemed to be not "commercially



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reasonable" solely because so made. Pledgor shall cooperate fully with Secured
Party in all respects in selling or realizing upon all or any part of the Pledged Collateral.

         5.5. Application of Collateral. Any cash held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party from the sale of, collection of, or other realization of any part of the Pledged Collateral shall be applied by the Secured Party in accordance with the terms of the Intercreditor Agreement.

SECTION 6. Secured Party as Agent for Pledgor.


         6.1. Secured Party Appointed Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Secured Party the Pledgor's attorney-in-fact, with full authority to, after the occurrence and during the continuance of an Event of Default, act for the Pledgor and in the name of the Pledgor, and, in the Secured Party's discretion, subject to the Pledgor's revocable rights specified in
Section 2.4, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, indorse, and collect all Instruments (as defined in the UCC) made payable to the Pledgor representing any dividend, or the Proceeds (as defined in the UCC) of the sale of the Pledged Shares, or other distribution in respect of the Pledged Shares and to give full discharge for the same.

         6.2. Secured Party May Perform. If the Pledgor fails to perform any covenant contained herein, the Secured Party may itself perform, or cause performance of, such covenant. Pledgor shall pay for the reasonable expenses of the Secured Party incurred in connection therewith in accordance with Section 7.4.

         6.3. Secured Party's Duties. Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, the Secured Party shall have no duty as to any Pledged Collateral, as to ascertaining or taking action with respect to calls, conversion, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Secured Party or any other Noteholder has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Pledged Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property. The Secured Party shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Noteholders, in accordance with the Intercreditor Agreement, and such instructions shall be binding upon the holders of all Secured Obligations; provided, however, that the Secured Party shall not be required to take any action which exposes the Secured Party to personal liability or which is contrary to any Financing Document (as defined in the Intercreditor Agreement) or applicable law.


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SECTION 7. Miscellaneous.

         7.1. Amendments, Etc. No amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor from the terms of this Pledge Agreement shall be effective unless the same shall be in writing and signed by the Pledgor and the Secured Party, as Collateral Agent (as defined in the Intercreditor Agreement) on behalf of the Noteholders, pursuant to terms of the Intercreditor Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         7.2. Addresses for Notices. All notices and other communications provided for hereunder shall be in the manner and to the addresses set forth in the Credit Agreement and the Note Purchase Agreement.

         7.3. Continuing Security Interest; Transfer of Interest. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the indefeasible payment in full and termination of the Secured Obligations (other than indemnification obligations), (b) be binding upon the Pledgor, its successors, and assigns, and
(c) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of and be binding upon, the Secured Party and the other Noteholders and their respective successors, transferees, and assigns. Without limiting the generality of the foregoing clause, when the Secured Party or such other Noteholder assigns or otherwise transfers any interest held by it under the Note Purchase Agreement or any other Financing Document (as defined in the Intercreditor Agreement) to any other Person pursuant to the terms of the Note Purchase Agreement or any other Financing Document (as defined in the Intercreditor Agreement) that other Person shall thereupon become vested with all the benefits held by the Secured Party or such Noteholder under this Pledge Agreement. Upon the payment in full and termination of the Secured Obligations, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor to the extent such Pledged Collateral shall not have been sold or otherwise applied pursuant to the terms hereof. Upon any such termination, the Secured Party will, at the Pledgor's expense, deliver all Pledged Collateral to the Pledgor, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request and take any other actions reasonably requested to evidence or effect such termination.

         7.4. Expenses. The Pledgor will upon demand pay to the Secured Party for its benefit and the benefit of the other Noteholders the amount of any and all reasonable expenses, including the reasonable legal fees and other reasonable expenses, which the Secured Party and the other Noteholders may incur in connection with (i) the administration of this Pledge Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Noteholders hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

         7.5. No Waiver; Remedies. To the fullest extent permitted under applicable law, no failure on the part of the Secured Party to exercise, and no delay in exercising,




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any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided under any other Financing Document or by applicable law.

         7.6. Choice of Law. This Pledge Agreement shall be governed by and construed and enforced in accordance with the laws of the state of Texas, without giving effect to any conflict of laws provisions thereof, except to the extent that the validity or perfection of the security interests hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the state of Texas. Notwithstanding anything to the contrary contained in this Section the rights, duties, immunities, indemnities and standard of care of Wilmington Trust Company, individually and as Collateral Agent and Secured Party shall be governed by and construed in accordance with the laws of the State of Delaware.

                       [Signatures on the following page]


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         The parties hereto have caused this Pledge Agreement to be duly executed as of the date first above written.

                             PLEDGOR:

                             Probex Corp., a Delaware corporation



                             By: /s/ BRUCE A. HALL
                                ---------------------------------------------
                             Name: Bruce A. Hall
                                  -------------------------------------------
                             Title: Senior Vice President & Chief Financial
                                    Officer
                                   ------------------------------------------

                             Address:   13355 Noel Road, Suite 1200
                                        Dallas, Texas   75240
                             Attention: Bruce Hall
                                        Telecopy No. 972/890-8545


                             ACKNOWLEDGED BY ISSUER;

                             Probex Fluid Recovery, Inc., a Delaware corporation

                             By: /s/ BRUCE A. HALL
                                -----------------------------------------------
                             Name: Bruce A. Hall
                                  ---------------------------------------------
                             Title: Vice President
                                   --------------------------------------------
                             Address:   13355 Noel Road, Suite 1200
                                        Dallas, Texas 75240
                             Attention: Bruce Hall
                                        Telecopy No. 972/890-8545



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                              COLLATERAL AGENT:

                              WILMINGTON TRUST COMPANY


                              By: /s/ JOSEPH B. FEIL
                                 ----------------------------------------------
                              Name: Joseph B. Feil
                                   --------------------------------------------
                              Title: Senior Financial Services Officer
                                    -------------------------------------------

                              Address:   Wilmington Trust Company
                                         1100 North Market Street
                                         Rodney Square North
                                         Wilmington, DE 19890-0001
                              Attention: Corporate Trust Administration - Probex



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                        [SCHEDULES INTENTIONALLY OMITTED]


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